UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2017

MIKROS SYSTEMS CORPORATION

(Exact Name of Small Business Issuer as Specified in Its Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	000-14801 (Commission File Number)	14-1598200 (IRS Employer Identification Number)

707 Alexander Road Building 2, Suite 208 Princeton, NJ (Address of Principal Executive Offices)	08540 (Zip Code)

Registrant’s telephone number, including area code: (609) 987-1513

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

On April 4, 2017, Mikros Systems Corporation (the “Company”) will be presenting at The MicroCap Conference in New York, NY. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K and in the accompanying exhibit incorporated by reference herein shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof, regardless of any general incorporation language in such filing. The information in this report, including the exhibit hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act.

Item 9.01       Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished with this Current Report on Form 8-K:

No.	Description

99.1	Mikros Systems Corporation Investor Presentation dated April 4, 2017

Signatures

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKROS SYSTEMS CORPORATION

Dated: April 4, 2017	/s/ Thomas J. Meaney
Thomas J. Meaney
President